UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2019 (December 2, 2019)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, Ohio 45069

(Address of principal executive offices, including zip code)

(513) 425-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	AKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 2, 2019, AK Steel Holding Corporation, a Delaware Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Cleveland-Cliffs Inc., an Ohio corporation (“Cleveland-Cliffs”), and Pepper Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of Cleveland-Cliffs (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving such Merger as a direct, wholly owned subsidiary of Cleveland-Cliffs.

Merger Consideration

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Shares”) issued and outstanding immediately prior to the Effective Time (other than restricted Company Shares and any Company Shares owned by Cleveland-Cliffs, Merger Sub or the Company, and not held on behalf of third parties) will be converted into the right to receive 0.400 (the “Exchange Ratio”) of a fully paid and nonassessable share of common stock, par value $0.125 per share, of Cleveland-Cliffs (the “Cliffs Shares”).

At the Effective Time, (i) all Company restricted stock units and Company restricted shares outstanding as of immediately prior to the Effective Time will be automatically converted into restricted stock units or restricted shares, as applicable, denominated in Cliffs Shares based on the Exchange Ratio, (ii) all Company performance share awards outstanding as of immediately prior to the Effective Time will be automatically converted into performance share awards denominated in Cliffs Shares based on the Exchange Ratio and the number of shares that would be earned for achievement of target performance, with the performance goals under such awards being adjusted as mutually agreed by the Company and Cleveland-Cliffs to account for the transaction, and (iii) all Company options outstanding as of immediately prior to the Effective Time will (except as set forth in the final sentence of this paragraph) be automatically converted into options to acquire a number of Cliffs Shares determined based on the Exchange Ratio (with the exercise price being adjusted based on the Exchange Ratio). Aside from the foregoing adjustments, the awards will remain subject to the same terms and conditions, including vesting. Prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), holders of options granted under certain of the Company’s legacy stock incentive plans will have the opportunity to elect to have their options cancelled in exchange for a cash amount (without interest) calculated pursuant to the Merger Agreement in lieu of having their options converted into options to acquire Cliffs Shares.

Conditions to the Merger

The obligation of the Company and Cleveland-Cliffs to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of a number of conditions, including: (i) the adoption of the Merger Agreement by the Company’s shareholders; (ii) approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the issuance of Cliffs Shares in the Merger, by Cleveland-Cliffs shareholders; (iii) Cleveland-Cliffs’ registration statement on Form S-4 having become effective under the Securities Act of 1933, as amended (the “Securities Act”) and the Cliffs Shares issuable in the Merger having been approved for listing on the NYSE; (iv) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of regulatory approvals in certain foreign jurisdictions, (v) the absence of specified adverse laws or orders; (vi) the Company having received a tax opinion, dated as of the date of the Closing, from its tax counsel (or, if the Company’s tax counsel is unwilling or unable to deliver such tax opinion, Cleveland-Cliffs’ tax counsel, or, if Cleveland-Cliffs’ tax counsel does not deliver such an opinion, subject to the Company using reasonable best efforts to obtain a tax opinion from another nationally recognized tax counsel) to the effect that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the “Code”) and the parties will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; and (vii) the representations and warranties of the Company and Cleveland-Cliffs being true and correct, subject to the materiality standards contained in the Merger Agreement, and the Company and Cleveland-Cliffs having complied in all material respects with their respective obligations under the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by the Company, Cleveland-Cliffs and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of Cleveland-Cliffs. The parties have generally agreed to use their respective reasonable best efforts to obtain the required regulatory approvals for the transaction, including covenants by Cleveland-Cliffs to agree to certain changes or restrictions on its current or future business operations, subject to certain materiality standards and other limitations. In addition, the Merger Agreement contains obligations on the part of Cleveland-Cliffs to use its reasonable best efforts to consummate certain financing transactions as contemplated by debt commitment letters obtained by Cleveland-Cliffs in connection with its entry into the Merger Agreement (and providing funds sufficient to refinance certain of the Company’s outstanding indebtedness), and on the part of the Company to cooperate with Cleveland-Cliffs in connection with its arrangement of certain financing and refinancing transactions.

The Merger Agreement also contains reciprocal covenants by the Company and Cleveland-Cliffs not to solicit or participate in any discussions or negotiations with any person making an inquiry or proposal for an alternative transaction, and requiring the Company’s and Cleveland-Cliffs’ respective boards of directors to recommend the transaction to their stockholders, in each case subject to certain exceptions. The respective boards of directors of the Company and Cleveland-Cliffs may change their recommendation in certain circumstances specified in the Merger Agreement, including in response to receiving, prior to the approval of the transaction by such party’s stockholders, an unsolicited proposal for an alternative transaction if the applicable company’s board of directors determines that the proposal constitutes a Company Superior Proposal or Parent Superior Proposal (each as defined in the Merger Agreement), as applicable. Each party’s board of directors may also change its recommendation if a Company Intervening Event or Parent Intervening Event (each as defined in the Merger Agreement), as applicable, occurs. In order to so change its recommendation, the applicable board must determine, after consultation with its outside legal counsel and financial advisor, that failing to change its recommendation would be inconsistent with its fiduciary duties. The Company and Cleveland-Cliffs are also permitted to terminate the Merger Agreement in order to accept a Superior Proposal, subject to payment of the termination fee described below.

Termination and Termination Fees

The Merger Agreement contains customary mutual termination rights for the Company and Cleveland-Cliffs, including, if the Merger is not completed by June 30, 2020 (subject to each party having the right to extend first to September 30, 2020 and then to December 31, 2020, in each case, to the extent the regulatory closing conditions remain outstanding), and if either of the required stockholder approvals are not obtained. The Merger Agreement also contains customary termination rights for the benefit of each party, including (i) if the board of directors of the other party changes its recommendation, (ii) if the other party materially breaches its non-solicitation obligations or materially breaches certain obligations relating to the joint proxy statement/prospectus or stockholder meeting by not filing the registration statement or joint proxy statement/prospectus (as applicable) or by not holding its stockholder meeting, respectively, (iii) in order to enter into a definitive agreement with respect to a Company Superior Proposal or Parent Superior Proposal, as applicable, and (iv) if the other company materially breaches its representations, warranties and covenants under the Merger Agreement (subject to certain procedures, cure periods and materiality exceptions).

Under the Merger Agreement, the Company and Cleveland-Cliffs will be required to pay a termination fee equal to $30 million if the Merger Agreement is terminated in certain circumstances, including if such party terminates the Merger Agreement to accept a superior proposal or if the Merger Agreement is terminated because its board of directors has changed its recommendation.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or Cleveland-Cliffs.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the stockholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department at the below address. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department at the below:

AKS	CLF
(513) 425-5215	(216) 694-6544

Participants in the Solicitation

AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Notes on Forward Looking Statements

This communication, including the exhibits attached hereto, contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 2, 2019, by and among AK Steel Holding Corporation, Cleveland-Cliffs Inc. and Pepper Merger Sub Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Name:	Joseph C. Alter
Title:	Vice President, General Counsel and Corporate Secretary

Dated:	December 4, 2019